---------  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    I am pleased to report on the activity and performance of the European Warrant Fund (the "Fund") for the fiscal year ended March 31, 1999. Overall, the past twelve months proved to be a difficult and challenging period for the Fund. For the twelve-month period ended March 31, 1999, the Fund had negative aggregate total returns of 5.88% based on net asset value ("NAV") and 26.80% based on market price. The Fund was outperformed by the Financial Times/Standard & Poors Actuaries Europe Index in United States ("US") Dollars ("benchmark"), which had a positive return of 2.19% for the same period. The Fund's underperformance relative to the benchmark was largely due to the European market break in August and September of 1998 triggered by the Russian crisis and the destabilization of some major hedge funds. This was a very tumultuous period for global financial markets and, consequently, European equity markets declined considerably. During periods of sharp market decline, a long equity warrant fund such as ours, by its very nature, will significantly underperform equity markets. The Fund's NAV performance has stabilized during the second half of the Fund's fiscal year and recouped much of the underperformance of its fiscal second quarter. The long term NAV performance of the Fund continues to be favorable relative to its benchmark. As of March 31, 1999 the Fund outperformed the benchmark for both the three- and five-year periods with annualized returns of 41.40% and 26.69%, respectively, compared to the benchmark which had annualized returns of 19.50% and 16.51%, respectively, for the same periods.]

    In December of 1998, the Fund declared and paid a capital gain distribution of USD 3.00 per share. Sixty-eight percent of shareholders elected to reinvest their distribution proceeds into new shares of the Fund through the Fund's Dividend Reinvestment Program. Management wishes to thank our shareholders for their continued support.

ECONOMIC REVIEW

    Many European markets surged in the last quarter of 1998 into early 1999 following the strong U.S. equity market, renewed merger and acquisition activities and the positive prospects on the formation of the European Monetary Union ("EMU") and new European Currency ("Euro"). The successful start of both the EMU and Euro was soon overshadowed by the anti-business attitude of the German Social Democratic Finance Minister Oskar Lafontaine. The unexpected resignation of Mr. Lafontaine in mid March and the large rate cut by the European Central Bank in early April in an attempt to stimulate the sluggish economies of Italy, France and especially Germany, did not generate sufficient investor confidence and momentum to rally European equity markets. Contrary to the sluggish European equity markets, the U.S. equity market during the first quarter of 1999 continued its rise, leaping over the magical 10,000 mark on the Dow Jones Industrial Average.

    On January 1, 1999 the Euro/USD exchange rate was fixed at 1.15 and rose up to 1.17 as a result of the initial Euro euphoria in the market. However, a more sober assessment and growing lethargy soon developed across European markets causing the Euro to retrace all of its gains, ending the first quarter of 1999 down 8.4%. Worries surfaced on weaker than expected European growth prospects, versus very strong U.S economic growth development as a result of robust U.S. economic data in the first quarter of 1999. The suprisingly strong U.S. economic growth led global bond investors to anticipate the Federal Reserve's eventual tightening of rates. When coupled with the weakness in Europe, the large shift in forward

---------  THE EUROPEAN WARRANT FUND, INC.
interest rates in favor of the U.S. dollar, served to drive the Euro lower. The result has been a capital outflow from Europe and into Asia, as that region is now showing signs of early recovery.

    NATO air strikes on Yugoslavia have not affected the European equity markets in an adverse manner as yet. However, the escalating conflict has had a negative psychological impact and added another element of uncertainty. With a significantly longer bombing campaign than first anticipated, some investors shifted flows of capital to the U.S. and Asian markets.

    We believe that fears and growing concerns of Europe sliding into a recession are overdone. If the U.S. equity market remains strong, we would expect the European equity markets to follow suit. We believe that by mid-1999, conditions for a very easy monetary policy in Europe and increase in consumer spending should produce a recovery of the European economy, leading to a gentle expansion in the economy later in the year.

INVESTMENT POLICY

    The introduction of the EMU and Euro has revolutionized the whole investment process in European stocks. From a top down investment approach, sector allocation is of much greater significance than country allocation. Therefore, the Fund is managed from a sector rather than country perspective and is largely focused on sector leaders as a key element in its European equity selection. The primary focus of the portfolio is currently on the European telecommunications market. European telecommunications represent our largest sector allocation in absolute and relative terms. Compared to the United States, where technology is an expansive field, encompassing everything from semiconductors to the Internet, in Europe the telecommunication market is the engine that drives technology. The European telecommunications market is the most dynamic and largest in the world but relatively inexpensive in valuation compared to the United States. We are bullish on telecommunications for the following reasons:

    1. GSM-technology (Global System for Mobile Communications) which began during the 1980s as a Pan-European public land mobile system has become a global telecommunications standard with a market share of more than 50%, available in over 200 countries and currently has over 125 million subscribers. GSM provides almost complete coverage in Western Europe, and growing coverage in the Americas, Asia and elsewhere. The uniform GSM-technology is represented strongly in the Fund by our Scandinavian Telecom basket on Nokia (biggest producer of cellular telephones) and Ericsson. On the network provider side there is currently the possibility of an attractive arbitrage situation on the pending merger between future market leader Vodafone/Airtouch leading to possibilities in selling expensive OTC-puts on Vodafone in order to finance the inexpensive calls on Airtouch. Upon the impending merger between the two companies, the combined company will have approximately a 20% world market share and will be well positioned in almost every European country.

    2. Deregulation and liberalization in a Pan-European context has created many dynamic and fast-growing companies. There is a massive growth in specialized telecommunication companies between those that transmit data with new fiber networks and those that provide Internet access. The

---------  THE EUROPEAN WARRANT FUND, INC.
    restructuring of the European telecommunications market will put pressure on many firms to merge or to sell unprofitable units.

    In terms of country allocation we have continuously increased the Fund's holdings in the United Kingdom ("UK") to a solid overweighing of 3% relative to the benchmark and nearly 40% of the Fund's delta country exposure. The chances of a so-called soft landing in the UK economy are good and interest rates should remain steady, demonstrating that the economy could break away from the classical boom and bust cycle. The higher growth scenario for the UK has propelled the UK equity market to new highs, the only one of the major European countries to do so. The index structure of the FTSE 100 benefitted from the rallies in oil and bank stocks due to the substantial weighting of oil and bank stocks in the index.

    The Fund has continued to benefit from the strategy of selling OTC equity put options ("puts") through its final fiscal quarter. The sale of puts compensates the Fund for the extremely high-implied volatility of the warrant positions in the portfolio. The Fund is required to segregate cash or cash equivalent in an amount that is equal to the underlying share value of the written puts. At the end of the period the aggregate value of assets segregated for this purpose represented approximately 15% of the Fund's net assets, held mostly in the form of U.S., U.K. and German government bonds.

    Delta-Ratio measures the total leverage of the Fund's portfolio to the NAV. When the Delta-Ratio is 2 and the European market increases by $1.00, then the NAV of the Fund generally should increase by $2.00. Conversely, if the European market decreases by $1.00, then the NAV of the Fund generally should decrease by $2.00. Strategically we define our Delta-Ratio Range in three different scenarios: 2-3 is bullish with no clouds on the investment horizon; 1.5-2 means mildly bullish with some risks of corrections; lower than 1.5 shows caution in a flat market. Since the European equity market decline during the Fund's second fiscal quarter in 1998 we have kept the delta leverage around 1.75, in the middle of our defined neutral range of 1.5 -2. As soon as we see the flow of funds coming back to Europe we plan to increase the Delta Ratio.

PORTFOLIO AND ADDITIONAL INFORMATION

    At the close of business on May 6, 1999, the Fund was 78% invested in warrants with an average weighted life of 868 days. The net asset value of the Fund was $19.41. Shareholders can call Investors Bank & Trust Company, the Fund's transfer agent, at the Fund's toll-free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

    In closing, I would like to mention again that conditions appear to be in place for financial markets to strengthen in Europe. A very easy monetary policy, gradual increase in domestic spending and a continued

---------  THE EUROPEAN WARRANT FUND, INC.
strong U.S. stock market should stimulate economic activity in Europe and investment in equities. Consequently, shareholders should soon benefit as the economic outlook for Europe seems to be improving. On behalf of the management of the Fund I would like to express my appreciation for the continued support of our shareholders.

                                          Sincerely,
                                          /s/ Michael Quain
                                          Michael Quain
                                          President

May 12, 1999

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                                          SECTOR
           COUNTRY WEIGHTINGS             WEIGHTINGS

          [PIE CHART]                                 [PIE CHART]


U.S. Cash Equivalents and                 Index Warrants.................... 40%
  Net Other Assets and
  Liabilities................ 15%         U.S. Cash Equivalents and
                                            Net Other Assets and
Switzerland..................  5%           Liabilities..................... 15%

Eastern Europe...............  3%         Finance/Bank......................  4%

Greece.......................  1%         Consumer Goods/Services........... 12%

Germany...................... 18%         Finance/Insurance.................  7%

United Kingdom............... 22%         Utilities.........................  9%

Italy........................  4%         Investment Funds..................  4%

Sweden.......................  7%         Capital Goods.....................  3%

France.......................  5%         Interest Rate.....................  4%

Netherlands..................  6%         Basic Industries..................  1%

Multinational................ 14%         Energy............................  1%


March 31, 1999                            March 31, 1999
-------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                             TOP TEN EQUITY WARRANT HOLDINGS MARCH
Average Life of Derivatives               31, 1999
(3/31/99)                     1.63 years  MARKET VALUE PERCENTAGE+
Average Gearing (3/31/99)++        2.38%  1 FTSE 100 Index (WDR),
Average Premium (3/31/99)          2.92%  STK 4000, expires
Average Annual Premium (3/31/99)   0.48%  5/12/99                                     $37,050,013     18.31%
Year to Date Total Return*                2 Scandinavian Telecommunication
(1/1/99-3/31/99)                  (0.70)%   Basket (WDR), expires 6/02/03              15,634,518      7.73%
One Year Total Return*
(4/1/98-3/31/99)                 (5.88)%  3 Dow Jones EURO STOXX 50
Average Annual Total Return Since         Index Cap Lepo (DB), STK
Inception*                                2500-5000, expires 12/30/03                  11,303,658      5.59%
(7/17/90-3/31/99)                 18.85%
WARRANT                                   18.85% 4 DAX Cap Lepo (SOG), STK 5500,
CHARACTERISTICS                           expires 12/17/99                             10,130,400      5.01%
The cost of a warrant is substantially    5 E-TOP 100 (DB) STK 1970,
less than the cost of the underlying      expires 6/30/00                               9,788,600      4.84%
securities themselves, and price          6 MIB 30 (BT), STK 19000,
movements in the underlying securities    expires 5/19/00                               9,660,600      4.77%
are generally magnified in the price      7 Euro Blue Star (ABN),
movements of the warrant. This            expires 5/12/00                               7,290,000      3.60%
leveraging effect enables an investor to  8 Baring Emerging Europe Trust,
gain exposure to the underlying           expires 8/31/04                               6,954,000      3.44%
instrument with a relatively low capital  9 Daimler-Benz AG Cap Lepo
investment with corresponding risk.       (SOG), expires
Currently, the underlying equity          12/21/01                                      6,870,960      3.40%
exposure of a Fund share is               10 Vivendi, expires
approximately 1.73 times the value of     5/02/01                                       6,156,000      3.04%
the share.                                --------------------------------------------------------------------
                                          Currency Hedge At March 31, 1999                           0.00%
--------------------------------------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.
Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

--------------------------------------------------------------------------------

---------  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS
        (percentages of total net assets)

        March 31, 1999

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--75.6%
[ALL NON-INCOME PRODUCING SECURITIES]

            UNITED KINGDOM--18.2%
 1,000,000  Allied Zurich AG Cap (RF), expires 4/21/00...........  $ 2,614,680
    40,000  British Aerospace, expires 11/15/00..................      710,160
    10,000  FTSE 100 Index (WDR), STK 4000, expires 5/12/99......   37,050,013
                                                                   -----------
                                                                    40,374,853
                                                                   -----------
            MULTINATIONAL--14.3%
   100,000  Dow Jones EURO STOXX 50 Index Cap Lepo (DB), STK
              1000-3000, expires 9/16/99.........................    2,975,400
 1,000,000  Dow Jones EURO STOXX 50 Index Cap Lepo (DB), STK
              2500-5000, expires 12/30/03........................   11,303,658
    10,000  E-Top 100 (DB) STK 1970, expires 6/30/00.............    9,788,600
   300,000  Euro Blue Star (ABN), expires 5/12/00................    7,290,000
 1,000,000  Templeton Emerging Markets, expires 9/30/04..........      367,185
                                                                   -----------
                                                                    31,724,843
                                                                   -----------
            GERMANY--13.8%
    10,000  Adidas-Salomon AG Cap Lepo (MS), expires
              6/11/99............................................      856,224
    64,000  BASF AG Range (Rabo), expires 11/11/99...............      541,210
     1,300  BASF AG, expires 4/09/01.............................      240,084
     5,000  Continental AG, expires 7/06/00......................      691,200
   100,000  DaimlerChrysler AG Cap Lepo (SOG), expires
              12/21/01...........................................    6,870,960
   400,000  DAX Cap Lepo (SOG), STK 5500, expires 12/17/99.......   10,130,400
    50,000  Deutsche Telekom AG (DB), expires 2/04/00............    1,946,700
    50,000  Dresdner Bank AG, expires 4/30/02....................      729,000
   145,000  Muenchener Rueckversicherungs-Gesellschaft AG (CL),
              expires 12/21/01...................................      994,410
    71,000  Muenchener Rueckversicherungs-Gesellschaft AG,
              expires 6/03/02....................................    2,530,440
    10,000  Preussag AG, expires 4/30/01.........................    3,078,000
  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--(CONTINUED)
            GERMANY--(CONTINUED)
    10,000  SAP AG (Citi), expires 6/15/00.......................  $ 1,535,760
   100,000  Schering AG Range (CL), expires 6/04/99..............      528,120
                                                                   -----------
                                                                    30,672,508
                                                                   -----------
            SWEDEN--7.1%
10,000,000  Scandinavian Telecommunication Basket (WDR), expires
              6/02/03............................................   15,634,518
                                                                   -----------
            FRANCE--4.9%
 1,000,000  Axa (SOG), expires 8/24/00...........................    3,423,600
    10,000  Promodes, expires 7/15/03............................    1,296,000
 2,500,000  Vivendi, expires 5/02/01.............................    6,156,000
                                                                   -----------
                                                                    10,875,600
                                                                   -----------
            SWITZERLAND--4.6%
   250,000  ABB AG (Kant), expires 12/17/99......................      348,562
   100,000  Alusuisse (WDR), expires 1/15/02.....................      774,958
   250,000  Nestle SA (WDR), expires 1/15/02.....................    2,115,059
   250,000  Novartis/Ciba (WDR), expires 12/30/99................    3,384,096
    25,000  Roche Holdings (GR), expires 1/11/00.................      971,066
    25,000  Roche Holdings (WDR), expires 12/01/00...............    2,571,912
                                                                   -----------
                                                                    10,165,653
                                                                   -----------
            ITALY--4.4%
 1,000,000  MIB 30 (BT), STK 19000, expires 5/19/00..............    9,660,600
                                                                   -----------
            NETHERLANDS--4.3%
    25,000  ABN Amro (WDR), expires 5/08/99......................      837,000
   250,000  ING Groep NV, expires 1/05/08........................    5,076,000
    50,000  Wolters Kluwer NV (ML), expires 8/22/01..............    3,515,400
                                                                   -----------
                                                                     9,428,400
                                                                   -----------
            EASTERN EUROPE--3.1%
 9,150,000  Baring Emerging Europe Trust, expires 8/31/04........    6,954,000
                                                                   -----------
            GREECE--0.9%
 2,500,000  Greek Banks (BT), expires 4/26/04....................    1,998,000
                                                                   -----------
            TOTAL WARRANTS
              (Cost $110,536,782)................................  167,488,975
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS--(Continued)
(percentages of total net assets)
        March 31, 1999

                                                                      VALUE
PAR VALUE                                                           (NOTE 1)
----------                                                         -----------

GOVERNMENT BONDS--11.5%

            UNITED STATES--6.8%
USD         U.S. Treasury Bill, 4.46%, due
 4,500,000    6/24/99 (a)........................................  $ 4,450,348
USD         U.S. Treasury Bond, 6.375%, due
10,000,000    8/15/27 (b)........................................   10,700,000
                                                                   -----------
                                                                    15,150,348
                                                                   -----------
            GERMANY--2.5%
EUR         Deutschland BundesRepublic, 4.125%, due 7/04/08 .....
 5,112,918                                                           5,561,986
                                                                   -----------
            UNITED KINGDOM--2.2%
GBP         United Kingdom War Loans, 3.50%, due 12/29/49........
 4,000,000                                                           4,831,934
                                                                   -----------
            TOTAL GOVERNMENT
              BONDS
              (Cost $24,038,712).................................   25,544,268
                                                                   -----------

  SHARE
  AMOUNT
----------

EQUITIES--5.4%

            UNITED KINGDOM--1.7%
    10,000  Energis Plc *........................................      284,387
    50,000  HSBC Holdings Plc (GBP .75 par)......................    1,612,386
   250,000  Shell Transport & Trading Company Plc................    1,682,595
                                                                   -----------
                                                                     3,579,368
                                                                   -----------

  SHARE
  AMOUNT
----------

EQUITIES--(CONTINUED)

            GERMANY--1.0%
     5,000  MobilCom AG..........................................  $ 1,312,200
    25,000  Volkswagen AG Preferred..............................    1,001,700
                                                                   -----------
                                                                     2,313,900
                                                                   -----------
            IRELAND--0.9%
   100,652  Bank of Ireland......................................    2,099,691
                                                                   -----------
            PORTUGAL--0.7%
    30,000  Banco Comercial Portugues, SA *......................      907,200
    11,000  Brisa-Auto Estradas de Portugal, SA..................      509,652
                                                                   -----------
                                                                     1,416,852
                                                                   -----------
            SWITZERLAND--0.4%
     1,000  Baloise Holdings Ltd.................................      859,560
                                                                   -----------
            FRANCE--0.2%
     5,000  SGS-Thomson Microelectronics *.......................      496,530
                                                                   -----------
            NETHERLANDS--0.2%
    10,000  ASM Lithography
              Holding NV *.......................................      457,380
                                                                   -----------
            NORWAY--0.2%
    10,000  Norsk Hydro ASA ADR..................................      405,000
                                                                   -----------
            GREECE--0.1%
    11,111  Hellenic Telecommunication Organization SA...........      269,997
                                                                   -----------
            SPAIN--0.0%
       840  Telefonica SA........................................       35,644
                                                                   -----------
            TOTAL EQUITIES
              (Cost $9,842,865)..................................   11,933,922
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS--(Continued)
(percentages of total net assets)
        March 31, 1999

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------

OPTIONS PURCHASED--1.9%
[ALL NON-INCOME PRODUCING SECURITIES]
          NETHERLANDS--1.6%
 100,000  Ahold (Listed) Call, expires 10/18/02.........    EUR    22.68  $1,566,000
  80,000  Unilever OTC Call, expires 12/30/99...........    EUR    43.11   1,937,088
                                                                          ----------
                                                                           3,503,088
                                                                          ----------
          UNITED STATES--0.2%
  25,000  AirTouch Communications, Inc. (Listed) Call,
            expires 7/16/99.............................    USD       80     492,188
                                                                          ----------
          SWITZERLAND--0.1%
   3,000  Novartis OTC Call, expires 5/21/99............    CHF    2,500      67,614
     100  Roche Holdings OTC Call, expires 7/01/99......    CHF   25,000     148,400
                                                                          ----------
                                                                             216,014
                                                                          ----------
          TOTAL OPTIONS PURCHASED (Cost $3,115,188).....................   4,211,290
                                                                          ----------

  SHARE
  AMOUNT
----------

INVESTMENT FUNDS--1.3%

          GERMANY--0.9%
 169,456  The New Germany Fund..........................   2,022,881
                                                          ----------
          RUSSIA--0.2%
 100,000  First NIS Regional Fund.......................     450,000
                                                          ----------
          ROMANIA--0.1%
   5,000  Societe Generale Romania Fund *...............     232,500
                                                          ----------
          CZECH REPUBLIC--0.1%
  10,000  Komercni Banka Investment Fund *..............     159,840
                                                          ----------
          TOTAL INVESTMENT FUNDS
            (Cost $3,642,040)...........................   2,865,221
                                                          ----------

PAR VALUE
----------

REPURCHASE AGREEMENTS--0.3%
          UNITED STATES--0.3%
     USD  Investors Bank & Trust Company Repurchase
 736,247    Agreement, dated 3/31/99, due 4/01/99, with
            a maturity value of $736,337, and an
            effective yield of 4.40%, collateralized by
            a Federal Home Loan Mortgage Corporation
            Obligation, with a rate of 8.00%, a maturity
            date of 12/01/21 and a market value of
            $773,173 (Cost $736,247)....................     736,247
                                                          ----------
TOTAL INVESTMENTS--96.00%
  (Cost $151,911,834)...................................  212,779,923
OTHER ASSETS AND LIABILITIES (NET)--(4.0%)..............   8,858,889
                                                          ----------
TOTAL NET ASSETS--100.0%................................  $221,638,812
                                                          ------------
                                                          ------------

NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt
  * Non-income producing security.
(a) This security is held as collateral for open futures contracts.
(b) Security is segregated as collateral for uncovered written call options.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
SCHEDULE OF WRITTEN OPTIONS

        March 31, 1999

                                                                  STRIKE
CONTRACTS                                                         PRICE     VALUE
--------                                                          ------  ----------
          FRANCE
  25,000  Cap Gemini OTC Put, expires 5/10/99...........    EUR      160  $  356,670
  10,000  L'OREAL OTC Put, expires 7/30/99..............    EUR      600     795,852
  25,000  Sanofi OTC Put, expires 11/23/99..............    EUR      140     334,800
  25,000  Sanofi OTC Put, expires 11/23/99..............    EUR      160     675,000
  25,000  Total OTC Put, expires 6/16/99................    EUR       84      21,238
                                                                          ----------
                                                                           2,183,560
                                                                          ----------

          UNITED KINGDOM
     500  COLT Telecom Group (Listed) Put, expires
            7/20/99.....................................    USD       60     246,875
   1,000  FTSE 100 OTC Call, expires 5/12/99                GBP    5,700   1,077,619
 100,000  HSBC Holdings OTC Call, expires 12/30/99......    GBP       22     323,672
 500,000  Vodafone OTC Put, expires 5/12/99.............    GBP       11     303,107
                                                                          ----------
                                                                           1,951,273
                                                                          ----------

          GERMANY
  40,000  Continental OTC Call, expires 6/18/99 (a) ....    EUR       26      34,560
  25,000  Metro OTC Put, expires 4/30/99................    EUR       51       8,100
   5,000  MobilCom OTC Put, expires 6/18/99.............    EUR      225     237,600
   5,000  MobilCom OTC Call, expires 6/18/99............    EUR      450      29,700
   2,000  Preussag OTC Call, expires 5/14/99 (a) .......    EUR      500      28,080
   1,800  SAP (Listed) Put, expires 6/18/99.............    USD       30     990,000
                                                                          ----------
                                                                           1,328,040
                                                                          ----------

          SPAIN
   1,000  IBEX OTC Put, expires 11/30/99................    EUR   10,000   1,212,619
                                                                          ----------

          SWITZERLAND
   3,000  Adecco OTC Put, expires 6/30/99...............    CHF      700      60,227
   1,500  Baloise OTC Put, expires 7/29/99..............    CHF    1,200      90,701
  50,000  CS Group OTC Put, expires 11/30/99............    CHF      180     104,230
  10,000  CS Group OTC Put, expires 12/17/99............    CHF      250     151,190
   2,500  Holderbank OTC Put, expires 12/17/99..........    CHF    1,600     288,845
   1,000  Novartis OTC Call, expires 12/16/99...........    CHF    2,700      78,141
   2,000  Novartis OTC Call, expires 12/30/99...........    CHF    3,100      70,173
     100  Roche Holdings OTC Call, expires 1/11/00......    CHF   18,750      88,965
                                                                          ----------
                                                                             932,472
                                                                          ----------

          FINLAND
     250  Nokia (Listed) Call, expires 1/22/00 (a) .....    USD      150     753,125
                                                                          ----------

          SWEDEN
   1,000  Ericsson (Listed) Call, expires 7/17/99 (a) ..    USD       25     250,000
  25,000  Hennes & Mauritz OTC Put, expires 7/30/99.....    SEK      700     303,813
                                                                          ----------
                                                                             553,813
                                                                          ----------

          IRELAND
 100,000  Bank of Ireland OTC Call, expires 12/30/99....    GBP       13     377,676
                                                                          ----------

          NETHERLANDS
 100,000  ABN Amro OTC Call, expires 5/08/99 (a) .......    EUR       50      13,295
 100,000  TNT Post Group OTC Put, expires 4/26/99.......    EUR       28     136,890
                                                                          ----------
                                                                             150,185
                                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
SCHEDULE OF WRITTEN OPTIONS--(Continued)
March 31, 1999

                                                                  STRIKE
CONTRACTS                                                         PRICE     VALUE
--------                                                          ------  ----------
          UNITED STATES
     100  U.S. Treasury Bond (Listed) Call, expires
            5/22/99.....................................    USD      122  $  114,063
      50  U.S. Treasury Bond (Listed) Call, expires
            5/22/99.....................................    USD      130       2,344
                                                                          ----------
                                                                             116,407
                                                                          ----------

          PORTUGAL
  25,000  Portugal Telecom OTC Put, expires 5/28/99.....    EUR       40      55,607
                                                                          ----------

          ITALY
 300,000  BD Roma OTC Put, expires 5/21/99..............    EUR    3,000      52,082
                                                                          ----------
TOTAL WRITTEN OPTIONS (Premiums received $12,028,984)...................  $9,666,859
                                                                          ----------
                                                                          ----------

NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:
(a) All or a portion of the written call option is uncovered. In order to settle the contract, a sufficient amount of collateral has been set aside to purchase the underlying security in the event the option is exercised.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC,
SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS
March 31, 1999

                                                                                                        NET UNREALIZED
  NUMBERS OF                CONTRACTS               EXPIRATION                 CONTRACT                 DEPRECIATION
  CONTRACTS                 TO SELL                   DATE                      VALUE                   OF CONTRACTS
--------------              ---------               ----------                ----------                --------------
    25                         Euro                   6/10/99                 $3,060,806                   $(36,180)
    25                         Euro                   6/10/99                  3,060,806                     (8,640)
                                                                                                           --------
NET UNREALIZED DEPRECIATION OF OPEN FUTURES CONTRACTS...................................                   $(44,820)
                                                                                                           --------
                                                                                                           --------

                                   GLOSSARY OF TERMS
                             CHF  -- Swiss Franc
                             EUR  -- Euro
                             GBP  -- British Pound
                             SEK  -- Swedish Krona
                             USD  -- United States Dollar

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
        March 31, 1999

ASSETS:
     Investments, at value (Cost $151,911,834)
      (Note 1)....................................   $212,779,923
     Foreign currency, at value (Cost $9,533,649)
      (Note 1)....................................      9,295,080
     Receivable for investment securities sold....     10,240,929
     Dividends and interest receivable............        413,081
     Prepaid expenses.............................         31,013
                                                     ------------
            Total assets..........................    232,760,026
                                                     ------------

LIABILITIES:
     Written options, at value (Premiums received
      $12,028,984) (Notes 1 and 3)................   $  9,666,859
     Payable for investment securities
      purchased...................................        424,202
     Payable for variation margin on open
      financial futures contracts (Note 1)........        174,661
     Investment advisory fee payable (Note 2).....        694,573
     Accrued expenses and other payables..........        160,919
                                                     ------------
            Total liabilities.....................     11,121,214
                                                     ------------
TOTAL NET ASSETS..................................   $221,638,812
                                                     ------------
                                                     ------------

NET ASSETS CONSIST OF:
     Par value....................................   $     11,966
     Paid-in capital in excess of par value.......    140,449,900
     Undistributed accumulated net investment
      income......................................      8,029,003
     Accumulated net realized gain on
      investments.................................     10,213,018
     Net unrealized appreciation on investments...     62,934,925
                                                     ------------

TOTAL NET ASSETS (equivalent to $18.52 per share
  based on 11,966,470 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................   $221,638,812
                                                     ------------
                                                     ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
STATEMENT OF OPERATIONS
        For the Year Ended March 31, 1999

INVESTMENT INCOME:
     Interest.....................................              $  1,272,149
     Dividends (net of foreign withholding taxes
      of $63,399).................................                   659,274
                                                                ------------
            Total Investment Income...............                 1,931,423
                                                                ------------
EXPENSES:
     Investment advisory fee (Note 2).............                 2,847,023
     Administration and custodian fees
      (Note 2)....................................                   462,042
     Legal and audit fees.........................                   447,098
     Shareholder servicing fee (Note 2)...........                   410,068
     Printing and postage fees....................                   107,318
     Transfer agent fees..........................                    60,000
     Insurance premium expense....................                    46,992
     Directors' fees and expenses (Note 2)........                    35,600
     Other........................................                    30,723
                                                                ------------
            Total Expenses........................                 4,446,864
               Less: Fees paid indirectly
                  (Note 2)........................                  (325,676)
               Less: Investment advisory fees
                  waived (Note 2).................                  (410,068)
                                                                ------------
            Net expenses..........................                 3,711,120
                                                                ------------
NET INVESTMENT LOSS...............................                (1,779,697)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions.................                22,660,338
          Written option transactions.............                (2,253,758)
          Realized gain distributions from
            investment funds......................                 1,702,781
          Financial futures contracts.............                 2,548,323
          Forward foreign currency contracts......                   899,518
          Foreign currencies and net other
            assets................................                   432,344
                                                                ------------
                 Net realized gain on
                     investments..................                25,989,546
                                                                ------------
     Net change in unrealized appreciation or
      depreciation of:
          Securities..............................               (42,062,532)
          Written options.........................                 2,481,956
          Financial futures contracts.............                   (44,820)
          Foreign currencies and net other
            assets................................                   (30,763)
                                                                ------------
                 Net change in unrealized
                     appreciation or depreciation
                    of investments................               (39,656,159)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...               (13,666,613)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................              $(15,446,310)
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED        YEAR ENDED
                                           MARCH 31, 1999    MARCH 31, 1998
                                           --------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................    $ (1,779,697)     $ (1,832,816)
Net realized gain on investments........      25,989,546        48,098,681
Net unrealized appreciation
  (depreciation) of investments.........     (39,656,159)       69,702,672
                                            ------------      ------------
Net increase (decrease) in net assets
  resulting from operations.............     (15,446,310)      115,968,537
Distributions to shareholders from:
  Net realized gains on investments.....     (32,027,304)      (54,222,184)
Net increase in net assets resulting
  from shares issued from dividend
  reinvestment (1,290,702 and 2,522,056
  shares, respectively).................      21,941,935        34,047,754
                                            ------------      ------------
Net increase (decrease) in net assets...     (25,531,679)       95,794,107

NET ASSETS:
  Beginning of year.....................     247,170,491       151,376,384
                                            ------------      ------------
  End of year (including accumulated
     undistributed net investment income
     of $8,029,003 and $15,620,004,
     respectively)......................    $221,638,812      $247,170,491
                                            ------------      ------------
                                            ------------      ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
FINANCIAL HIGHLIGHTS
        For a Fund share outstanding throughout each year

                                                                                      YEAR ENDED
                                                          ------------------------------------------------------------------
                                                          MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                            1999          1998          1997          1996          1995
                                                          ----------    ----------    ----------    ----------    ----------
Operating performance:
  Net asset value, beginning of year....................   $  23.15      $  18.57      $  12.11      $   7.53      $  13.34
                                                           --------      --------      --------      --------      --------
  Net investment loss(1)(3).............................      (0.18)        (0.21)        (0.13)        (0.08)        (0.01)
  Net realized and unrealized gain (loss)
    on investments(3)...................................      (1.26)        12.50          7.35          4.66         (3.90)
                                                           --------      --------      --------      --------      --------
  Net increase (decrease) in net assets
    resulting from investment operations................      (1.44)        12.29          7.22          4.58         (3.91)
                                                           --------      --------      --------      --------      --------
Capital effect of dividend reinvestment.................      (0.19)        (1.06)           --            --            --
Distributions:
  Distributions from net realized gains.................      (3.00)        (6.65)        (0.76)           --         (1.90)
                                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR............................   $  18.52      $  23.15      $  18.57      $  12.11      $   7.53
                                                           --------      --------      --------      --------      --------
                                                           --------      --------      --------      --------      --------
MARKET VALUE, END OF YEAR...............................   $ 14.000      $ 22.500      $ 13.500      $ 10.000      $  6.875
                                                           --------      --------      --------      --------      --------
                                                           --------      --------      --------      --------      --------
  Total investment return on market value                    (26.80)%      148.77%        43.69%        45.45%       (26.37)%
                                                           --------      --------      --------      --------      --------
                                                           --------      --------      --------      --------      --------
Ratios to average net assets/supplemental data:
  Net assets, end of year (000's).......................   $221,639      $247,170      $151,376      $ 98,732      $ 61,430
  Ratio of net investment loss to average
    net assets..........................................      (0.78)%       (0.95)%       (0.89)%       (0.86)%       (0.11)%
  Ratio of operating expenses to average
    net assets(1)(2)....................................       1.77%         1.72%         1.88%         2.03%         1.74%
  Portfolio turnover rate...............................         81%           95%          191%          148%          104%

------------------------
(1) For the following periods, the operating expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net investment loss per share and the operating expense ratios would have been:

    Net investment loss per share........................    $(0.22)           --            --        $(0.09)       $(0.04)
    Ratio of operating expenses to average net assets....      1.81%           --            --          2.15%         1.99%
(2) For the following periods, the ratio of operating
    expenses to average net assets includes indirectly
    paid expenses. Excluding indirectly paid expenses,
    the expense ratio would have been:...................      1.63%         1.65%         1.85%         1.94%           --
(3) Based on average shares outstanding during the period.

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith under the direction of the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or

---------  THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

     relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

---------  THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

---------  THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

          There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is

---------  THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

     expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets.

     Effective July 1, 1998, the Fund pays Julius Baer Asset Management .25% of the value of the Fund's weekly average net assets for shareholder servicing and other services. These services replace services previously provided by the Adviser and were approved by the Board of Directors at a special meeting on July 23, 1998. At the same time, the Adviser agreed to waive .25% of its 1.25% advisory fee.

     For the year ended March 31, 1999, the Fund incurred total brokerage commissions of $393,626 of which $38,767 was paid in total to affiliates of the Adviser.

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the year ended March 31, 1999, the Fund incurred total administrative and custody fees in the amount of $462,042 which, after receiving a credit of $325,676 pursuant to the expense offset arrangement, resulted in a net expense of $136,366.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 1999 amounted to $179,118,994 and $181,422,266 respectively.

     Activity in written options for the year ended March 31, 1999 was as follows:

                                                                               NUMBER OF
                                                                PREMIUM        CONTRACTS
                                                              ------------    -----------
Options outstanding at March 31, 1998......................   $  4,478,926      6,324,100
Options written............................................     34,168,846     35,581,833
Options exercised..........................................     (2,233,719)      (476,800)
Options expired............................................     (7,617,291)   (17,037,900)
Options closed.............................................    (16,767,778)   (22,878,433)
                                                              ------------    -----------
Options outstanding at March 31, 1999......................   $ 12,028,984      1,512,800
                                                              ------------    -----------
                                                              ------------    -----------

     At March 31, 1999, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $67,756,928 and $6,067,299 respectively. Tax cost for investment securities at March 31, 1999 was $151,090,294.

---------  THE EUROPEAN WARRANT FUND, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

4. FEDERAL TAX INFORMATION

     The Fund has designated 54% (unaudited) of the distribution paid during the year ended March 31, 1999, as a long term capital gain dividend.

     For the year ended March 31, 1999, the Fund has elected to defer $517,435 of capital losses attributable to post-October losses.

5. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                     NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                              INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                             -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED:                TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
---------------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1997...............  366,775      .04     (316,510)     (.04)    33,213,380      4.07     32,896,870      4.03
September 30, 1997..........  403,156      .05     (393,229)     (.05)    30,083,819      3.69     29,690,590      3.64
December 31, 1997...........  405,692      .05     (426,219)     (.04)   (12,968,057)    (1.59)   (13,394,276)    (1.63)
March 31, 1998..............  152,090      .01     (696,858)     (.08)    67,472,211      6.33     66,775,353      6.25
June 30, 1998...............  634,783      .06     (361,820)     (.04)    14,679,500      1.38     14,317,680      1.34
September 30, 1998..........  397,489      .04     (662,116)     (.06)   (81,354,131)    (7.62)   (82,016,247)    (7.68)
December 31, 1998...........  552,822      .05     (199,850)     (.02)    54,028,213      5.05     53,828,363      5.03
March 31, 1999..............  346,329      .04     (555,911)     (.06)    (1,020,195)    (0.07)    (1,576,106)     (.13)

---------  THE EUROPEAN WARRANT FUND, INC.
INDEPENDENT AUDITORS' REPORT

[KPMG logo]

To the Board of Directors
The European Warrant Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                               /s/ KPMG LLP


Boston, Massachusetts
May 5, 1999

---------  THE EUROPEAN WARRANT FUND, INC.
ADDITIONAL INFORMATION (Unaudited)

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber and Philipp Burger as co-Portfolio Managers of the Fund. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and a member of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Mr. Burger has been employed as a Vice President of Investments with the Adviser since the second quarter of 1997 and a First Vice President of Julius Baer Asset Management Ltd. since January 1998.

     YEAR 2000

     Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Fund has been informed that the Adviser, and the Fund's other service providers (i.e Administrator, Transfer Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31st, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant year 2000 systems upon which the Fund is dependant may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Advisor and the Fund's other service providers will not be completed by December, 1999, and (2) the costs currently associated with the implementation of their plans will have a material adverse impact on the business, operations or financial condition of the Fund or its service providers.

     In addition, the Year 2000 may adversely affect the companies in which the Fund invests. For example these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Fund at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Fund or its service providers.

     The Fund and the Advisor will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

---------  THE EUROPEAN WARRANT FUND, INC.
ADDITIONAL INFORMATION (Unaudited)--(Continued)

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Investment Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

     DISCOUNT

     On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

     The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by

---------  THE EUROPEAN WARRANT FUND, INC.
ADDITIONAL INFORMATION (Unaudited)--(Continued)

Investors Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next proceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole

---------  THE EUROPEAN WARRANT FUND, INC.
ADDITIONAL INFORMATION (Unaudited)--(Continued)

shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

     DIVIDEND REINVESTMENT PRIVILEGE

     Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

     Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in Shares or cash, the Fund will send Stockholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Stockholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Stockholders who desire to receive the distribution in additional Shares need do nothing further. Stockholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Stockholder by IBT as the Fund's dividend paying agent.

     Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the shares on the valuation date, then valued at 95% of the market price. If net asset value of the shares on the valuation date exceeds the market price of shares on that date, participants will receive shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

     IBT will confirm in writing to the Stockholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the Stockholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the Stockholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock

---------  THE EUROPEAN WARRANT FUND, INC.
ADDITIONAL INFORMATION (Unaudited)--(Continued)

dividends or split Shares distributed by the Fund on shares held by IBT for the Stockholder will be credited to the Stockholder's account.

     The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either
(a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for Stockholders' accounts, all dividends and distributions payable on the Shares held in the Stockholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

     Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

                     [This page intentionally left blank]

---------  THE EUROPEAN WARRANT FUND, INC.

            ADDITIONAL INFORMATION

INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS
Michael Quain
  President, Chief Financial Officer,
  Treasurer and Secretary
Hansruedi Huber
  Chief Investment Officer
Philipp Burger
  Investment Officer

INDEPENDENT ACCOUNTANTS
KPMG LLP
99 High Street
Boston, MA 02110

COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT
Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

DIRECTORS
Antoine Bernheim
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko*
Martin Vogel

*Chairman of the Board

                       ---------------------------------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.

                                                                 ANNUAL REPORT
                                                                MARCH 31, 1999

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.